TIFF INVESTMENT PROGRAM, INC. (TIP)
                        SUPPLEMENT DATED JULY 19, 2004,
                     TO THE PROSPECTUS DATED APRIL 30, 2004

       THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENTS DATED MAY 11, 2004 AND
                                 JUNE 24, 2004.


MONEY MANAGER CHANGES

* Effective July 1, 2004, the money manager agreement between Fischer Francis Trees & Watts, Inc. ("FFTW") and TIP on behalf of the TIFF Short-Term Fund was terminated. TIFF Advisory Services Inc. ("TAS") has replaced FFTW as the manager for the TIFF Short-Term Fund. All references to FFTW in TIP's Prospectus are deleted. As a result of this change:

The following paragraph replaces the fourth paragraph in the first column on page 9 under the section entitled "RISK RETURN ANALYSIS - FUND DESCRIPTIONS - SHORT-TERM FUND":

          The manager, TAS, focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall minimum quality rating of at least AAA by Standard & Poor's Corporation.

The following paragraph replaces the second paragraph in the second column on page 20 under the section entitled "MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS - SHORT-TERM FUND":

          TAS (590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911) is compensated based on assets. The manager receives 0.03% per month on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per month on amounts above $2 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Christine Riley (analyst) has been with TAS since 1993, has been actively engaged in portfolio monitoring since the fund's inception, and now has analytical and portfolio implementation responsibilities. Mr. Costa and Ms. Riley consult regularly with David Salem, TAS's president and chief investment officer (since 1993), and Richard Flannery, TAS's chief executive officer (since 2004) and TIP's president and chief executive officer (since 2003).

* Effective June 18, 2004, the money manager agreements between Harding, Loevner Management, LP and TIP on behalf of the TIFF Multi-Asset Fund and the TIFF International Equity Fund were terminated. All references to Harding, Loevner Management, LP in TIP's Prospectus are deleted.

* Effective May 31, 2004, Palo Alto Investors has resigned as a money manager for the TIFF US Equity Fund. All references to Palo Alto Investors in TIP's Prospectus are deleted.

FEES AND EXPENSES. The information shown on page 13 of the Prospectus under the section entitled "Fees and Annual Operating Expenses" is revised as shown below. The annual operating expenses section of the table has been restated to reflect current money management fees and fees and expenses incurred as of December 31, 2003. The information in the shareholder fees section of the table remains unchanged.

                        MANAGEMENT FEES         OTHER EXPENSES          TOTAL
Multi-Asset                    0.38%                  0.32%             0.70%
International Equity           0.73%                  0.40%             1.13%
US Equity                      0.54%                  0.25%             0.79%
Short-Term                     0.03%                  0.18%             0.21%

EXAMPLE. The example, which is intended to help members compare the cost of investing in the TIFF Multi-Asset Fund, the TIFF International Equity Fund, the TIFF US Equity Fund, and the TIFF Short-Term Fund with the cost of investing in other mutual funds, is revised as shown below. Actual costs may be higher or lower and this example does not reflect management fees paid to CIV managers.

EXPENSES PER $10,000 INVESTMENT

                            ONE YEAR                   THREE YEARS                 FIVE YEARS                   TEN YEARS
                        With        No              With        No              With         No             With         No
                     redemption  redemption      redemption  redemption      redemption  redemption      redemption  redemption
                      at end of   at end of       at end of   at end of       at end of   at end of       at end of   at end of
                       period      period          period      period          period      period          period      period

Multi-Asset             $173       $121             $329        $273            $499        $438            $992        $916
International Equity    $267       $189             $515        $431            $783        $693          $1,548      $1,439
US Equity               $131       $105             $305        $277            $493        $463          $1,038      $1,000
Short-Term               $22        $22              $68         $68            $118        $118            $268        $268

                      TIFF INVESTMENT PROGRAM, INC. (TIP)
                        SUPPLEMENT DATED JULY 19, 2004,
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2004

       THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENTS DATED MAY 11, 2004 AND
                                 JUNE 24, 2004.


MONEY MANAGER CHANGES

* Effective July 1, 2004, the money manager agreement between Fischer Francis Trees & Watts, Inc. ("FFTW") and TIP on behalf of the TIFF Short-Term Fund was terminated. TIFF Advisory Services Inc. ("TAS") has replaced FFTW as money manager for the TIFF Short-Term Fund. All references to FFTW in TIP's statement of additional information are deleted.

* Effective June 18, 2004, the money manager agreements between Harding, Loevner Management, LP and TIP on behalf of each of the TIFF Multi-Asset Fund and the TIFF International Equity Fund were terminated. All references to Harding, Loevner Management, LP listed in TIP's statement of additional information are deleted.

* Effective May 31, 2004, Palo Alto Investors has resigned as a money manager for the TIFF US Equity Fund. All references to Palo Alto Investors in TIP's statement of additional information are deleted.

The section entitled "Risks of Investing Current Year Spending Monies in the Short-Term Fund" in the right-hand column on page 16 is deleted.